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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

         We have issued our report dated August 8, 2000, accompanying the consolidated financial statements included in the Annual Report of CyberGuard Corporation on Form 10-K for the year ended June 30, 2000. We hereby consent to the incorporation by reference of said report in the Registration Statement of CyberGuard Corporation on Form S-8.

/s/ Grant Thornton LLP

Fort Lauderdale, Florida
March 27, 2001